                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  MAY 23, 2001


                                 24/7 MEDIA, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)







           DELAWARE                      1-14355                 13-3995672
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
  INCORPORATION)                                             IDENTIFICATION NO.)



                    1250 BROADWAY, NEW YORK, NEW YORK, 10001
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 231-7100


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 23, 2001, the Company completed the previously announced sale of its wholly owned subsidiary, Exactis.com to Direct Marketing Technologies, Inc, a subsidiary of Experian. Under the terms of the sale, the purchase price payable by the buyer was $15.25 million for the stock of Exactis.com of which $1.5 million was deposited into escrow until August 2002 as security for the Company's indemnification obligations under the Stock Purchase Agreement and $1.75 million was retained as a prepayment for future services that are to be purchased by the Company from Experian pursuant to a services agreement that expires on December 31, 2002. The consideration paid to 24/7 Media was determined as a result of negotiations between the buyer and 24/7. We expect to record a loss on the sale of approximately $5.0 million in the second quarter of fiscal 2001. The loss is subject to adjustment based on the actual assets and liabilities sold and actual transaction expenses incurred.

See the Company's historical consolidated financial statements included in 24/7 Media's Annual Report on Form 10-K for the year ended December 31, 2000 and our quarterly report on Form 10-Q for the three months ended March 31, 2001 for additional information.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of Businesses Acquired

      Not applicable.

(b)   Unaudited Pro Forma Consolidated Financial Information

      Introduction to Unaudited Pro Forma Consolidated Financial Statements

      Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2001

      Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2000 and the three months ended March 31, 2001

      Notes to Unaudited Pro Forma Consolidated Financial Statements

(c)   Exhibits

      1.1 * Stock Purchase Agreement Dated as of May 17, 2001 By and Among Direct Marketing Technologies, Inc., 24/7 Media, Inc. and Exactis. com, Inc., a wholly owned subsidiary of 24/7 Media, Inc.

* Disclosure schedules and other attachments are omitted, but will be furnished supplementally to the Commission upon request.

INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
INFORMATION

      The unaudited pro forma consolidated statements of operations for the year ended December 31, 2000 and three months ended March 31, 2001 give effect to the sale of Exactis.com, as if it had occurred on January 1, 2000 and January 1, 2001, respectively. The unaudited pro forma consolidated balance sheet as of March 31, 2001 gives effect to the sale of Exactis.com as if it had occurred on March 31, 2001.

      24/7 Media, Inc. believes the accounting used for the pro forma adjustments provides a reasonable basis on which to present the unaudited pro forma consolidated financial statements. The pro forma adjustments do not include any returns that we might have earned on the sale proceeds.

      The unaudited pro forma consolidated statements of operations and unaudited pro forma consolidated balance sheet are unaudited and were derived by adjusting the historical consolidated financial statements of 24/7 Media, Inc., which includes the results of Exactis.com. The unaudited pro forma consolidated financial statements are provided for informational purposes only and should not be construed to be indicative of 24/7 Media, Inc.'s consolidated financial position or results of operations had the transaction been consummated on the dates assumed and do not project 24/7 Media, Inc.'s consolidated financial position or results of operations for any future date or period.

      The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the 24/7 Media, Inc.'s historical consolidated financial statements and notes thereto included in 24/7 Media, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, as well as its quarterly report on Form 10-Q for the three months ended March 31, 2001.


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                                24/7 MEDIA, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)
                              AS OF MARCH 31, 2001


                                                                          24/7 Media        Pro forma           Pro forma
                                 ASSETS                                   Historical       Adjustments           Results
                                                                          -----------      -----------         -----------

Current assets:
     Cash and cash equivalents ......................................     $    13,651      $    12,000 (1)     $    24,576
                                                                                                  (950)(1)
                                                                                                  (125)(1)

     Accounts receivable, net of allowances .........................          29,477           (4,385)(3)          25,092
     Prepaid expenses and other current assets ......................           5,174             (706)(3)           5,468
                                                                                                 1,000 (2)
                                                                          -----------      -----------         -----------
           Total current assets .....................................          48,302            6,834              55,136
                                                                          -----------      -----------         -----------

     Property and equipment, net ....................................          44,164          (12,660)(3)          31,504
     Intangible assets, net .........................................          73,065           (1,840)(3)          71,225
     Investments ....................................................           2,447               --               2,447
     Other assets ...................................................           4,133           (2,599)(3)           3,784
                                                                                                 1,500 (1)
                                                                                                   750 (2)
                                                                          -----------      -----------         -----------
           Total assets .............................................     $   172,111      $    (8,015)        $   164,096
                                                                          ===========      ===========         ===========

           LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable ...............................................     $    14,007      $    (1,494)(3)     $    12,512
     Accrued liabilities ............................................          27,959           (1,894)(3)          26,065
     Current installments of obligations under capital leases .......              99               --                  99
     Deferred revenue ...............................................           2,322           (1,676)(3)             646
                                                                          -----------      -----------         -----------
           Total current liabilities ................................          44,387           (5,065)             39,322
                                                                          -----------      -----------         -----------

     Deferred gain on sale of subsidiary ............................              --            1,500(1)            3,250
                                                                                                 1,750(2)

     Obligations under capital leases, excluding current installments             144               --                 144
     Minority interest ..............................................             105               --                 105

     Commitments and contingencies ..................................

Stockholders' equity ................................................
     Common stock ...................................................             465               --                 465
     Additional paid-in capital .....................................       1,069,211               --           1,069,211
     Deferred stock compensation ....................................          (3,833)             958(3)           (2,875)
     Accumulated other comprehensive income .........................              37               --                  37
     Accumulated deficit ............................................        (938,405)         (18,083)(3)        (945,563)
                                                                                                12,000(1)
                                                                                                  (950)(1)
                                                                                                  (125)(1)
                                                                          -----------      -----------         -----------
           Total stockholders' equity ...............................         127,475           (6,200)            121,275
                                                                          -----------      -----------         -----------

           Total liabilities and stockholders' equity ...............     $   172,111      $    (8,015)        $   164,096
                                                                          ===========      ===========         ===========

    See accompanying notes to the unaudited proforma consolidated financial statements


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                                24/7 MEDIA, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                        24/7 Media        Pro forma            Pro forma
                                                                        Historical       Adjustments            Results
                                                                       ------------      ------------         ------------
Revenues:
       Network ...................................................     $    125,256      $         --         $    125,256
       Email .....................................................           29,269                --               29,269
       Technology ................................................           30,630           (10,999)(3)           19,631
                                                                       ------------      ------------         ------------
              Total revenues .....................................          185,155           (10,999)             174,156
                                                                       ------------      ------------         ------------

Cost of revenues:
       Network ...................................................          102,365                --              102,365
       Email .....................................................           20,642                --               20,642
       Technology ................................................            9,886            (1,615)(3)            8,271
                                                                       ------------      ------------         ------------
              Total cost of revenues .............................          132,893            (1,615)             131,278
                                                                       ------------      ------------         ------------

              Gross profit .......................................           52,262            (9,384)              42,878
                                                                       ------------      ------------         ------------

Operating expenses:
       Sales and marketing .......................................           52,406            (3,973)(3)           48,433
       General and administrative ................................           61,719            (5,951)(3)           55,768
       Product development .......................................           18,215            (8,697)(3)            9,518
       Amortization of goodwill, intangible assets and advances ..          129,684           (54,627)(3)           75,057
       Stock-based compensation ..................................            8,555              (500)(3)            8,055
       Write-off of in-process technology and merger related costs            5,513                --                5,513
       Restructuring and exit costs ..............................           11,956            (2,830)(3)            9,126
       Impairment of intangible assets ...........................          500,220          (367,205)(3)          133,015
                                                                       ------------      ------------         ------------
              Total operating expenses ...........................          788,268          (443,783)             344,485
                                                                       ------------      ------------         ------------

              Loss from operations ...............................         (736,006)          434,399             (301,607)

Interest income, net .............................................            1,359              (258)(3)            1,101
Gain on sale of investments ......................................           52,059                --               52,059
Gain on exchange of patent rights, net ...........................            4,053                --                4,053
Impairment of investments ........................................         (101,387)               --             (101,387)
                                                                       ------------      ------------         ------------

Net loss .........................................................     $   (779,922)     $    434,141         $   (345,781)
                                                                       ============      ============         ============

Net loss per share--basic and diluted ............................     $     (23.38)                  (4)     $     (10.36)
                                                                       ============                           ============

Weighted average shares outstanding ..............................       33,363,613                   (4)       33,363,613
                                                                       ============                           ============

     See accompanying notes to the unaudited proforma consolidated financial statements

                                24/7 MEDIA, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                           24/7 Media            Pro forma         Pro forma
                                                           Historical           Adjustments         Results
                                                          ------------         ------------      ------------
Revenues:
       Network ......................................     $     11,387      $         --         $     11,387
       Email ........................................            3,883                --                3,883
       Technology ...................................           10,008            (4,195)(3)            5,813
                                                          ------------         ------------      ------------
                Total revenues ......................           25,278            (4,195)              21,083
                                                          ------------         ------------      ------------

Cost of revenues:
       Network ......................................           11,007                --               11,007
       Email ........................................            2,667                --                2,667
       Technology ...................................            3,268              (673)(3)            2,595
                                                          ------------         ------------      ------------
                Total cost of revenues ..............           16,942              (673)              16,269
                                                          ------------         ------------      ------------

                Gross profit ........................            8,336            (3,521)               4,815
                                                          ------------         ------------      ------------

Operating expenses:
       Sales and marketing ..........................           11,734              (909)(3)           10,825
       General and administrative ...................           15,810            (3,419)(3)           12,391
       Product development ..........................            5,887            (2,173)(3)            3,714
       Amortization of goodwill and intangible assets           11,676              (654)(3)           11,022
       Stock-based compensation .....................            2,515               (17)(3)            2,498
       Restructuring costs ..........................              490                --                  490
       Impairment of intangible assets ..............           40,106            (4,501)(3)           35,605
                                                          ------------         ------------      ------------
                Total operating expenses ............           88,218           (11,674)              76,544
                                                          ------------         ------------      ------------

                Loss from operations ................          (79,882)            8,152              (71,730)

Interest income, net ................................              286               (41)(3)              245
Gain on sale of investments, net ....................            3,998                --                3,998
Impairment of investments ...........................           (3,089)               --               (3,089)
                                                          ------------         ------------      ------------

Net loss ............................................     $    (78,687)        $      8,111      $    (70,576)
                                                          ============         ============      ============

Net loss per share--basic and diluted ...............     $      (1.84)                  (4)     $      (1.65)
                                                          ============                           ============

Weighted average shares outstanding .................       42,691,843                   (4)       42,691,843
                                                          ============                           ============

    See accompanying notes to the unaudited proforma consolidated financial statements

                                 24/7 MEDIA, INC
       NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


1) For purposes of these pro forma consolidated financial statements, 24/7 Media Inc. has assumed the value of the sale is as follows:

      (i)   Cash received upon closing                             $  12,000
      (ii)  Cash held in escrow                                        1,500
      (iii) Estimated transactional expenses                            (950)
      (iv)  Severance to employees not transferred in sale              (125)
      (v)   Net book value of assets sold as of March 31, 2001     $ (17,125)
                                                                   ---------
            Estimated loss on sale of subsidiary as of
            March 31, 2001                                         $  (4,700)
                                                                   =========

2) Reflects an eighteen-month service agreement entered into with Experian as of the date of the sale. The agreement calls for an upfront payment of $1.75 million for future services to be provided by Experian and its subsidiaries. The $1.75 million up front payment was withheld from the gross proceeds from the sale of Exactis.com.

3) Represents the historical unaudited balances of Exactis.com which are eliminated as of March 31, 2001 for balance sheet purposes and at the beginning of the earliest periods presented for statement of operations purposes.

4) The pro forma basic and diluted net loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted net loss per share equals basic net loss per share, as common stock equivalents are anti-dilutive for all pro forma periods presented.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                24/7 Media, Inc


Date: June 7, 2001                              By: /s/ Mark E. Moran
                                                   -----------------------------
                                                Senior Vice President and
                                                General Counsel